STATEMENT REGARDING ASSUMPTIONS
           AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

THE INFORMATION CONTAINED IN THE ATTACHED MATERIALS (THE "INFORMATION") MAY INCLUDE VARIOUS FORMS OF PERFORMANCE ANALYSIS, SECURITY CHARACTERISTICS AND SECURITIES PRICING ESTIMATES FOR THE SECURITIES ADDRESSED. PLEASE READ AND UNDERSTAND THIS ENTIRE STATEMENT BEFORE UTILIZING THE INFORMATION. THE INFORMATION IS PROVIDED SOLELY BY BEAR STEARNS, NOT AS AGENT FOR ANY ISSUER, AND ALTHOUGH IT MAY BE BASED ON DATA SUPPLIED TO IT BY THE ISSUER, THE ISSUER HAS NOT PARTICIPATED IN ITS PREPARATION AND MAKES NO REPRESENTATIONS REGARDING ITS ACCURACY OR COMPLETENESS. SHOULD YOU RECEIVE INFORMATION THAT REFERS TO THE "STATEMENT REGARDING ASSUMPTIONS AND OTHER INFORMATION", PLEASE REFER TO THIS STATEMENT INSTEAD.

THE INFORMATION IS ILLUSTRATIVE AND IS NOT INTENDED TO PREDICT ACTUAL RESULTS, WHICH MAY DIFFER SUBSTANTIALLY FROM THOSE, REFLECTED IN THE INFORMATION. PERFORMANCE ANALYSIS IS BASED ON CERTAIN ASSUMPTIONS WITH RESPECT TO SIGNIFICANT FACTORS THAT MAY PROVE NOT TO BE ASSUMED. YOU SHOULD UNDERSTAND THE ASSUMPTIONS AND EVALUATE WHETHER THEY ARE APPROPRIATE FOR YOUR PURPOSES. PERFORMANCE RESULTS ARE BASED ON MATHEMATICAL MODELS THAT USE INPUTS TO CALCULATE RESULTS. AS WITH ALL MODELS, RESULTS MAY VARY SIGNIFICANTLY DEPENDING UPON THE VALUE OF THE INPUTS GIVEN. INPUTS TO THESE MODELS INCLUDE BUT ARE NOT LIMITED TO: PREPAYMENT EXPECTATIONS (ECONOMETRIC PREPAYMENT MODELS, SINGLE EXPECTED LIFETIME PREPAYMENTS OR A VECTOR OF PERIODIC PREPAYMENTS), INTEREST RATE ASSUMPTIONS (PARALLEL AND NONPARALLEL CHANGES FOR DIFFERENT MATURITY INSTRUMENTS), COLLATERAL ASSUMPTIONS (ACTUAL POOL LEVEL DATA, AGGREGATED POOL LEVEL DATA, REPORTED FACTORS OR IMPUTED FACTORS), VOLATILITY ASSUMPTIONS (HISTORICALLY OBSERVED OR IMPLIED CURRENT) AND REPORTED INFORMATION (PAYDOWN FACTORS, RATE RESETS AND TRUSTEE STATEMENTS). MODELS USED IN ANY ANALYSIS MAY BE PROPRIETARY MAKING THE RESULTS DIFFICULT FOR ANY THIRD PARTY TO REPRODUCE. CONTACT YOUR REGISTERED REPRESENTATIVE FOR DETAILED EXPLANATIONS OF ANY MODELING TECHNIQUES EMPLOYED IN THE INFORMATION.

THE INFORMATION ADDRESSES ONLY CERTAIN ASPECTS OF THE APPLICABLE SECURITY' S CHARACTERISTICS AND THUS DOES NOT PROVIDE A COMPLETE ASSESSMENT. AS SUCH, THE INFORMATION MAY NOT REFLECT THE IMPACT OF ALL STRUCTURAL CHARACTERISTICS OF THE SECURITY, INCLUDING CALL EVENTS AND CASH FLOW PRIORITIES AT ALL PREPAYMENT SPEEDS AND/OR INTEREST RATES. YOU SHOULD CONSIDER WHETHER THE BEHAVIOR OF THESE SECURITIES SHOULD BE TESTED AT ASSUMPTIONS DIFFERENT FROM THOSE INCLUDED IN THE INFORMATION. THE ASSUMPTIONS UNDERLYING THE INFORMATION, INCLUDING STRUCTURE AND COLLATERAL, MAY BE MODIFIED FROM TIME TO TIME TO REFLECT CHANGED CIRCUMSTANCES. ANY INVESTMENT DECISION SHOULD BE BASED ONLY ON THE DATA IN THE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT OR PRIVATE PLACEMENT MEMORANDUM (OFFERING DOCUMENTS) AND THE THEN CURRENT VERSION OF THE INFORMATION. OFFERING DOCUMENTS CONTAIN DATA THAT IS CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT. CONTACT YOUR REGISTERED REPRESENTATIVE FOR OFFERING DOCUMENTS, CURRENT INFORMATION OR ADDITIONAL MATERIALS, INCLUDING OTHER MODELS OR PERFORMANCE ANALYSIS, WHICH ARE LIKELY TO PRODUCE DIFFERENT RESULTS, AND ANY OTHER FURTHER EXPLANATION REGARDING THE INFORMATION.

ANY PRICING ESTIMATES BEAR STEARNS HAS SUPPLIED AT YOUR REQUEST (A) REPRESENT OUR VIEW, AT THE TIME DETERMINED, OF THE INVESTMENT VALUE OF THE SECURITIES BETWEEN THE ESTIMATED BID AND OFFER LEVELS, THE SPREAD BETWEEN WHICH MAY BE SIGNIFICANT DUE TO MARKET VOLATILITY OR LIQUIDITY, (B) DO NOT CONSTITUTE A BID BY ANY PERSON FOR ANY SECURITY, (C ) MAY NOT CONSTITUTE PRICES AT WHICH THE SECURITIES COULD HAVE BEEN PURCHASED OR SOLD IN ANY MARKET, (D) HAVE NOT BEEN CONFIRMED BY ACTUAL TRADES, MAY VARY FROM THE VALUE BEAR STEARNS ASSIGNS ANY SUCH SECURITY WHILE IN ITS INVENTORY, AND MAY NOT TAKE INTO ACCOUNT THE SIZE OF A POSITION YOU HAVE IN THE SECURITY, AND (E) MAY HAVE BEEN DERIVED FROM MATRIX PRICING THAT USES DATA RELATING TO OTHER SECURITIES WHOSE PRICES ARE MORE READILY ASCERTAINABLE TO PRODUCE A HYPOTHETICAL PRICE BASED ON THE ESTIMATED YIELD SPREAD RELATIONSHIP BETWEEN THE SECURITIES.

GENERAL INFORMATION: THE DATA UNDERLYING THE INFORMATION HAS BEEN OBTAINED FROM SOURCES THAT WE BELIEVE ARE RELIABLE, BUT WE DO NOT GUARANTEE THE ACCURACY OF THE UNDERLYING DATA OR COMPUTATIONS BASED THEREON. BEAR STEARNS AND/OR INDIVIDUALS THEREOF MAY HAVE POSITIONS IN THESE SECURITIES WHILE THE INFORMATION IS CIRCULATING OR DURING SUCH PERIOD MAY ENGAGE IN TRANSACTIONS WITH THE ISSUER OR ITS AFFILIATES. WE ACT AS PRINCIPAL IN TRANSACTIONS WITH YOU, AND ACCORDINGLY, YOU MUST DETERMINE THE APPROPRIATENESS FOR YOU OF SUCH TRANSACTIONS AND ADDRESS ANY LEGAL, TAX OR ACCOUNTING CONSIDERATIONS APPLICABLE TO YOU. BEAR STEARNS SHALL NOT BE A FIDUCIARY OR ADVISOR UNLESS WE HAVE AGREED IN WRITING TO RECEIVE COMPENSATION SPECIFICALLY TO ACT IN SUCH CAPACITIES. IF YOU ARE SUBJECT TO ERISA, THE INFORMATION IS BEING FURNISHED ON THE CONDITION THAT IT WILL NOT FORM A PRIMARY BASIS FOR ANY INVESTMENT DECISION. THE INFORMATION IS NOT A SOLICITATION OF ANY TRANSACTION IN SECURITIES WHICH MAY BE MADE ONLY BY PROSPECTUS WHEN REQUIRED BY LAW, IN WHICH EVENT YOU MAY OBTAIN SUCH PROSPECTUS FROM BEAR STEARNS.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                                                               DECEMBER 12, 2001
BEAR, STEARNS & CO. INC.                                            09:26 AM EST
dcalamar                                                             PAGE 1 OF 4

                                  WELLS 2001-34


                               BSARM 2001-10 Total

                                                                                                                               PERI-
                                                                         MIN       MAX        AVG          GR.      INIT      ODIC
GROUP      COUNT          BALANCE      PERCENT      GWAC      NWAC      GWAC      GWAC      BALANCE       MARGIN     RATE      RATE
Group 1     165      80,333,468.68      20.01      6.149     5.899     4.125     7.000     486,869.51      2.750     6.000     2.000
Group 2     414     200,779,480.26      50.02      6.501     6.251     4.375     7.375     484,974.59      2.749     5.000     2.000
Group 3     251     120,304,899.38      29.97      6.452     6.202     5.250     6.875     479,302.39      2.750     6.000     2.000
TOTAL       830     401,417,848.32     100.00      6.416     6.166     4.125     7.375     483,635.96      2.749     5.200     2.000


                                                                                        AVG             MIN             MAX
                  MAX     ORIG             REM                              MO.       CURRENT         CURRENT         CURRENT
GROUP            RATE     TERM     AGE     TERM      LTV        FICO       ROLL       BALANCE         BALANCE         BALANCE
Group 1         12.149     360      1      359      63.82      718.48      35.15     486,869.51      274,726.23    1,000,000.00
Group 2         11.501     360      1      359      64.44      720.74      59.44     484,974.59      141,000.00    1,000,000.00
Group 3         11.452     360      0      360      66.06      723.51      83.70     479,302.39      138,750.00    1,400,000.00
TOTAL           11.616     360      1      359      64.80      721.12      61.85     483,635.96      138,750.00    1,400,000.00


                                 CURRENT BALANCE
CURRENT BALANCE        GROUP 1         GROUP 2         GROUP 3           TOTAL
100,001 - 200,000         0.00            0.15            0.12            0.11
200,001 - 300,000         0.68            0.72            0.46            0.64
300,001 - 350,000        11.38           11.89           14.47           12.56
350,001 - 400,000        12.75           13.17           17.92           14.51
400,001 - 450,000         9.45           13.65            9.52           11.57
450,001 - 500,000        19.12           12.86           16.25           15.13
500,001 - 550,000        13.13            9.12            6.53            9.15
550,001 - 600,000         5.82            9.30            6.26            7.69
600,001 - 650,000        11.79           11.06            7.44           10.12
650,001 - 700,000         0.00            2.07            1.16            1.38
700,001 - 800,000         4.68            5.17            3.14            4.46
800,001 - 900,000         7.49            2.12            4.31            3.85
900,001 - 1,000,000       3.71            8.71           10.28            8.18
1,000,001 +               0.00            0.00            2.16            0.65
TOTAL                   100.00          100.00          100.00          100.00


                                  LOAN TO VALUE
LOAN TO VALUE      GROUP 1         GROUP 2         GROUP 3           TOTAL
 0.01 - 30.00         2.22            1.85            0.58            1.54
30.01 - 40.00         3.28            4.47            2.62            3.68
40.01 - 50.00        10.24            9.57            6.36            8.74
50.01 - 60.00        18.72           16.16           20.51           17.97
60.01 - 65.00        15.43           13.66           13.27           13.90
65.01 - 70.00        21.47           20.99           19.31           20.58
70.01 - 75.00         7.57            7.41           12.97            9.11
75.01 - 80.00        17.26           25.05           21.87           22.54
80.01 - 85.00         0.00            0.16            0.27            0.16
85.01 - 90.00         1.99            0.36            2.25            1.26
90.01 - 95.00         1.81            0.31            0.00            0.52
TOTAL               100.00          100.00          100.00          100.00


                                   GROSS RATE
CURRENT GROSS COUPON     GROUP 1         GROUP 2         GROUP 3           TOTAL
   - 4.999                  1.77            0.32            0.00            0.51
5.000 - 5.249               0.00            0.22            0.00            0.11
5.250 - 5.499               0.39            0.86            2.59            1.29
5.500 - 5.749               2.84            0.96            1.54            1.51
5.750 - 5.999              16.00            1.39            7.39            6.11
6.000 - 6.249              30.39            3.91            6.97           10.13
6.250 - 6.499              27.22           27.70           18.48           24.84
6.500 - 6.749              15.42           38.34           34.97           32.74
6.750 - 6.999               5.39           24.55           28.05           21.76
7.000 - 7.249               0.57            1.26            0.00            0.75
7.250 - 7.499               0.00            0.49            0.00            0.24

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                               DECEMBER 12, 2001
BEAR, STEARNS & CO. INC.                                            09:26 AM EST
dcalamar                                                             PAGE 2 OF 4

                                  WELLS 2001-34


                                   GROSS RATE
CURRENT GROSS COUPON      GROUP 1         GROUP 2         GROUP 3         TOTAL
TOTAL                      100.00          100.00          100.00        100.00



                              CREDIT SCORE
FICO SCORE      GROUP 1            GROUP 2            GROUP 3              TOTAL
  - 0              0.58               0.86               0.87               0.81
1 - 600            1.10               1.11               0.54               0.94
601 - 620          1.53               1.58               0.33               1.20
621 - 640          3.52               2.42               2.22               2.58
641 - 660          3.53               4.14               5.32               4.37
661 - 680          6.73               9.77               4.17               7.48
681 - 700         14.52              10.26              12.98              11.93
701 - 720         16.04              10.07              14.86              12.70
721 - 740         12.35              14.42              14.31              13.97
741 - 760         18.00              17.91              15.68              17.26
761 - 780         12.61              17.02              16.43              15.96
781 - 800          7.33               8.80               8.73               8.49
801 +              2.17               1.63               3.56               2.32
TOTAL            100.00             100.00             100.00             100.00



                                  ORIGINAL TERM
STATED ORIGINAL TERM     GROUP 1         GROUP 2         GROUP 3           TOTAL
360 - 360                 100.00          100.00          100.00          100.00
TOTAL                     100.00          100.00          100.00          100.00


                                  GROSS MARGIN
GROSS COUPON MARGIN      GROUP 1         GROUP 2         GROUP 3           TOTAL
2.250 - 2.499               0.00            0.26            0.00            0.13
2.750 - 2.999             100.00           99.74          100.00           99.87
TOTAL                     100.00          100.00          100.00          100.00


                                  MAXIMUM RATE
ARM MAX RATE             GROUP 1         GROUP 2         GROUP 3           TOTAL
 9.000 - 9.499              0.00            0.10            0.00            0.05
 9.500 - 9.999              0.00            0.22            0.00            0.11
10.000 - 10.499             1.02            1.09            2.59            1.52
10.500 - 10.999             0.75            2.35            8.93            4.00
11.000 - 11.499             0.39           31.61           25.46           23.52
11.500 - 11.999            18.85           62.88           63.02           54.11
12.000 - 12.499            57.61            1.75            0.00           12.40
12.500 - 12.999            20.81            0.00            0.00            4.17
13.000 - 13.499             0.57            0.00            0.00            0.11
TOTAL                     100.00          100.00          100.00          100.00


                                     STATE
      STATE        GROUP 1         GROUP 2         GROUP 3           TOTAL
      AR              0.00            0.00            0.29            0.09
      AZ              1.71            0.98            0.00            0.83
      CA             71.69           75.00           54.06           68.06
      CO              4.15            1.98            1.93            2.40
      CT              0.91            0.37            5.64            2.06
      DC              0.00            0.00            0.29            0.09
      FL              1.03            1.10            2.05            1.37


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

                                                               DECEMBER 12, 2001
BEAR, STEARNS & CO. INC.                                            09:26 AM EST
dcalamar                                                             PAGE 2 OF 4

                                  WELLS 2001-34


                                      STATE
STATE      GROUP 1         GROUP 2         GROUP 3           TOTAL
GA            1.63            0.73            3.13            1.63
ID            0.38            0.00            0.00            0.08
IL            3.54            2.11            3.55            2.83
IN            0.00            0.19            0.30            0.19
KS            0.58            0.17            1.00            0.51
KY            0.43            0.00            0.00            0.09
LA            0.00            0.00            0.34            0.10
MA            2.79            3.88            4.22            3.77
MD            1.19            1.41            0.84            1.19
MI            0.38            0.60            1.27            0.76
MN            1.00            1.02            1.16            1.06
MO            0.75            0.63            0.00            0.47
NC            0.00            0.56            1.19            0.64
NE            0.53            0.00            0.00            0.11
NH            0.00            0.00            0.33            0.10
NJ            1.62            1.22            5.89            2.70
NV            0.00            0.16            0.29            0.17
NY            0.00            1.24            1.85            1.17
OH            0.00            0.52            0.33            0.36
OR            0.59            0.17            0.31            0.30
PA            0.00            0.19            0.83            0.34
RI            0.00            0.20            0.00            0.10
SC            0.00            0.47            0.00            0.23
TN            0.00            0.47            0.00            0.23
TX            3.05            1.73            2.58            2.25
UT            0.00            0.00            0.33            0.10
VA            1.66            1.72            3.16            2.14
WA            0.40            0.98            1.69            1.08
WI            0.00            0.19            0.84            0.35
WY            0.00            0.00            0.26            0.08
TOTAL       100.00          100.00          100.00          100.00


                                    NET RATE
CURRENT NET COUPON               GROUP 1     GROUP 2     GROUP 3           TOTAL
    - 4.999                         1.77        0.55        0.00            0.63
5.000 - 5249                        0.39        0.86        2.59            1.29
5.250 - 5.499                       2.84        0.96        1.54            1.51
5.500 - 5.749                      16.00        1.39        1.54            6.11
5.750 - 5.999                      30.39        3.91        6.97           10.13
6.000 - 6.249                      27.22       27.70       18.48           24.84
6.250 - 6.499                      15.42       38.34       34.97           32.74
6.500 - 6.749                       5.39       24.55       28.05           21.76
6.750 - 6.999                       0.57        1.26        0.00            0.75
7.000 - 7.249                       0.00        0.49        0.00            0.24
TOTAL                             100.00      100.00      100.00          100.00


                                 REMAINING TERM
REMAINING TERM                  GROUP 1      GROUP 2     GROUP 3         GROUP 4
241 - 359                         55.46        42.20       24.29           39.48
360 - 360                         44.54        57.80       75.71           60.52
TOTAL                            100.00       100.00      100.00          100.00


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

BEAR, STEARNS & CO. INC.                                       DECEMBER 12, 2001
dcalamar                                                          09:26 AM EST
                                                                    PAGE 4 OF 4

                                  WELLS 2001-34


                                     PURPOSE
LOAN PURP               GROUP 1         GROUP 2         GROUP 3           TOTAL
CASH OUT REFI             11.36           15.69           17.77           15.45
PURCHASE                  13.71           16.78           28.61           19.71
RATE/TERM REFI            74.92           67.53           53.62           64.84
TOTAL                    100.00          100.00          100.00          100.00


                                    OCCUPANCY
OCCTYPE                 GROUP 1         GROUP 2         GROUP 3           TOTAL
OWNER OCCUPIED            98.10           98.51           99.15           98.62
SECOND HOME                1.90            1.49            0.85            1.38
TOTAL                    100.00          100.00          100.00          100.00


                                  PROPERTY TYPE
PROPTYPE                GROUP 1         GROUP 2         GROUP 3           TOTAL
CONDO                      0.00            0.07            0.00            0.04
HIGH RISE CONDO            0.45            1.83            1.27            1.39
LOW RISE CONDO             2.50            6.00            5.34            5.10
PUD                        0.50            0.56            0.84            0.63
SINGLE FAMILY             95.89           90.53           92.23           92.11
TWO FAMILY                 0.67            1.01            0.33            0.74
TOTAL                    100.00          100.00          100.00          100.00


                                 MONTHS TO ROLL
MO ROLL               GROUP 1         GROUP 2          GROUP 3            TOTAL
  30                     0.58            0.00             0.00             0.12
  31                     0.55            0.00             0.00             0.11
  32                     5.21            0.00             0.00             1.04
  33                     1.53            0.00             0.00             0.31
  34                     5.64            0.00             0.00             1.13
  35                    41.96            0.00             0.00             8.40
  36                    44.54            0.00             0.00             8.91
  55                     0.00            0.54             0.00             0.27
  56                     0.00            0.17             0.00             0.08
  57                     0.00            1.36             0.00             0.68
  58                     0.00            8.09             0.00             4.04
  59                     0.00           32.04             0.00            16.03
  60                     0.00           57.80             0.00            28.91
  81                     0.00            0.00             0.98             0.29
  82                     0.00            0.00             3.80             1.14
  83                     0.00            0.00            19.51             5.85
  84                     0.00            0.00            75.71            22.69
TOTAL                  100.00          100.00           100.00           100.00


                                     DOCTYPE
DOCTYPE                 GROUP 1         GROUP 2         GROUP 3           TOTAL
ASSET ONLY                13.69            5.90            8.49            8.23
FULL DOCS                 75.32           80.42           72.49           77.02
INCOME ONLY                9.86           11.95            8.64           10.54
NO DOC                     1.14            1.73           10.37            4.20
TOTAL                    100.00          100.00          100.00          100.00


This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.